UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2021

Fiesta Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FRGI	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 28, 2021, Cheri Kinder provided notice to Fiesta Restaurant Group, Inc (the "Company") of her intent to resign as Vice President, Corporate Controller and Chief Accounting Officer of the Company. Subsequently, Ms. Kinder and the Company determined that Ms. Kinder’s resignation would become effective following the filing of the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2022 but no later than thirty (30) days following such filing (the "Effective Date"). On January 3, 2022, the Company appointed Tyler Yoesting, the Company's Assistant Controller since 2019, as Vice President and Corporate Controller, effective the Effective Date. Prior to joining the Company, Mr. Yoesting was employed by KPMG LLP for ten years, most recently as senior audit manager, and is a licensed Certified Public Accountant in the State of Texas.

Dirk Montgomery, the Company's Senior Vice President, Chief Financial Officer and the Treasurer will serve as the Company's Principal Accounting Officer effective the Effective Date. The biography of Mr. Montgomery is set forth in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on March 19, 2021, and is incorporated by reference herein. Mr. Montgomery does not have any other relationships with the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

104   Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: January 3, 2022

By:	/s/ Louis DiPietro
Name:	Louis DiPietro
Title:	Senior Vice President, Chief Legal and People Officer, General Counsel and Secretary